AMENDMENT NO. 3
TO THE
SUPPLEMENTAL RETIREMENT PLAN
FOR EMPLOYEES OF
WEBSTER BANK

The Supplemental Retirement Plan for Employees of Webster Bank, as amended and restated effective as of January 1, 2003, is hereby amended as follows:

(1) Effective as of January 1, 2007, the first paragraph of the “General” section of the Plan is deleted and the following is substituted in lieu thereof:

This is a non-qualified supplemental retirement plan (the “Supplemental Plan”) for certain employees of Webster Bank, National Association (the “Bank”) and its affiliates who are also participants in the Webster Bank Pension Plan (the “Pension Plan”) or the Webster Bank Retirement Savings Plan (the “401(k) Plan”).

(2) Effective as of January 1, 2007, two new paragraphs are added at the end of the “General” section of the Plan to read as follows:

Effective as of January 1, 2007, benefit accruals under the Pension Plan will cease for all employees who are first hired or are rehired on or after January 1, 2007. Effective as of January 1, 2008, benefit accruals under the Pension Plan will cease for all other employees. Therefore: (a) all employees who are first hired on or after January 1, 2007 will receive no supplemental retirement income under the Plan; (b) all employees who are rehired on or after January 1, 2007 will receive no additional accrual of supplemental retirement income on or after January 1, 2007, and the amount of their supplemental retirement income will not exceed the amount of their supplemental retirement income determined as of the date of their prior termination of employment; and (c) all other employees will accrue no additional supplemental retirement income on or after January 1, 2008, and the amount of their supplemental retirement income will not exceed the amount of their supplemental retirement income determined as of the close of business on December 31, 2007.

In addition: (a) effective as of January 1, 2007, all employees who are first hired on or after January 1, 2007 will be eligible to receive both matching contributions and nonelective contributions under the 401(k) Plan; (b) effective as of April 1, 2007, all employees who are rehired on or after January 1, 2007 will be eligible to receive both matching contributions and nonelective contributions under the 401(k) Plan; and (c) effective as of January 1, 2008, all other employees will be eligible to receive (i) both matching contributions and nonelective contributions under the 401(k) Plan, and (ii) if the employees are employed on December 31, 2006 and are active participants in the Pension Plan on December 31, 2007, transition contributions under the 401(k) Plan. Therefore, under the Plan, the supplemental matching contributions of each eligible employee will be determined by reference to the matching contribution formula, nonelective contribution formula, and transition contribution formula applicable to the employee under the 401(k) Plan.

(3) Effective as of January 1, 2007, Article I of the Plan is amended by deleting Section 9 and substituting the following in lieu thereof:

Section 9. “401(k) Plan” means the Webster Bank Retirement Savings Plan and any subsequent amendments thereto. For the period prior to January 1, 2007, 401(k) Plan meant the Webster Bank Employee Investment Plan.

(4) Effective as of January 1, 2007, a new Section 2(h) is added to Article II of the Plan to read as follows:

(h) Effective as of January 1, 2007, benefit accruals under the Pension Plan will cease for all Employees who are first hired or are rehired on or after January 1, 2007. Effective as of January 1, 2008, benefit accruals under the Pension Plan will cease for all other Employees (including but not limited to the Chairman and Chief Executive Officer of the Bank and the President of the Bank who were in office on January 1, 2004). Therefore, notwithstanding anything else in this Article II to the contrary:

(i) all Employees who are first hired on or after January 1, 2007 will receive no Supplemental Retirement Income under the Plan;

(ii) all Employees who are rehired on or after January 1, 2007 will receive no additional accrual of Supplemental Retirement Income on or after January 1, 2007, and the amount of their Supplemental Retirement Income will not exceed the amount of their Supplemental Retirement Income determined as of the date of their prior termination of employment; and

(iii) all other Employees (including but not limited to the Chairman and Chief Executive Officer of the Bank and the President of the Bank who were in office on January 1, 2004) will accrue no additional Supplemental Retirement Income on or after January 1, 2008, and the amount of their Supplemental Retirement Income will not exceed the amount of their Supplemental Retirement Income determined as of the close of business on December 31, 2007.

(5) Effective as of January 1, 2007, Section 2(a) of Article III of the Plan is amended to read as follows:

(a) As of the last day of each calendar year, the amount of an eligible Employee’s Supplemental Matching Contributions will be determined. The amount of such Supplemental Matching Contributions for a calendar year will equal the sum of the following:

(i) the excess, if any, of: (A) the Employee’s adjusted matching contributions, as determined under Section 2(b) of Article III, for such calendar year; over (B) the maximum amount of matching contributions which would have been allocated for the benefit of the Employee under the 401(k) Plan for such calendar year if he or she had actually made the maximum elective deferrals permitted by the terms of the 401(k) Plan (determined in accordance with the limitations set forth in the 401(k) Plan and in Code Sections 401(k), 401(m), 402(g), 415 and 401(a)(17));

(ii) if the eligible Employee is entitled to receive nonelective contributions under the 401(k) Plan, the excess, if any, of: (A) the Employee’s adjusted nonelective contributions, as determined under Section 2(b) of Article III, for such calendar year; over (B) the actual nonelective contributions received by the Employee during the calendar year (determined in accordance with the limitations set forth in the 401(k) Plan and in Code Section 415 and 401(a)(17));

(iii) if the eligible Employee is entitled to receive transition contributions under the 401(k) Plan, the excess, if any, of: (A) the Employee’s adjusted transition contributions, as determined under Section 2(b) of Article III, for such calendar year; over (B) the actual transition contributions received by the Employee during the calendar year (determined in accordance with the limitations set forth in the 401(k) Plan and in Code Section 415 and 401(a)(17)); and

(iv) with respect to the Chairman and Chief Executive Officer of the Bank and the President of the Bank who were in office on January 1, 2004, if the Employee is entitled to receive transition contributions under the 401(k) Plan, an additional supplemental transition contribution.

(6) Effective as of January 1, 2007, Section 2(b) of Article III of the Plan is amended to read as follows:

(b) For purposes of Section 2(a)(i)(A) of Article III, an Employee’s adjusted matching contributions shall equal the Matching Percentage of the Employee’s elective deferrals under the 401(k) Plan to the extent they do not exceed the Minimum Percentage of the Employee’s compensation, except that:

(i) it shall be assumed that the Employee elected to contribute at least the Minimum Percentage of his or her compensation as elective deferrals under the 401(k) Plan;

(ii) adjusted matching contributions shall be determined without regard to the limitations on elective deferrals under Section 401(k) and Section 402(g) of the Code;

(iii) adjusted matching contributions shall be determined without regard to the limitations on matching contributions under Section 401(m) of the Code;

(iv) adjusted matching contributions shall be determined without regard to the limitations on contributions under Section 415 of the Code;

(v) adjusted matching contributions shall be determined without regard to the limitations on compensation under Section 401(a)(17) of the Code; and

(vi) adjusted matching contributions shall be determined by reference to the definition of compensation set forth in Section 2(c) of Article III.

The adjustments for determining adjusted matching contributions which are described in this Section 2(b) of Article III shall apply to all calendar years in which the Employee was eligible to participate in the Supplemental Plan, including any calendar years prior to the effective date of any amendment to the Supplemental Plan.

For purposes of Section 2(a)(ii)(A) of Article III, an Employee’s adjusted nonelective contributions shall equal the nonelective contributions that the Employee would receive under the 401(k) Plan, except that:

(i) adjusted nonelective contributions shall be determined without regard to the limitations on contributions under Section 415 of the Code;

(ii) adjusted nonelective contributions shall be determined without regard to the limitations on compensation under Section 401(a)(17) of the Code; and

(iii) adjusted nonelective contributions shall be determined by reference to the definition of compensation set forth in Section 2(c) of Article III.

For purposes of Section 2(a)(iii)(A) of Article III, an Employee’s adjusted transition contributions shall equal the transition contributions that the Employee would receive under the 401(k) Plan, except that:

(i) adjusted transition contributions shall be determined without regard to the limitations on contributions under Section 415 of the Code;

(ii) adjusted transition contributions shall be determined without regard to the limitations on compensation under Section 401(a)(17) of the Code; and

(iii) adjusted transition contributions shall be determined by reference to the definition of compensation set forth in Section 2(c) of Article III.

For purposes of Section 2(a)(iv) of Article III, an additional supplemental transition contribution shall be determined as follows:

(i) the additional supplemental transition contribution for the Chairman and Chief Executive Officer of the Bank who was in office on January 1, 2004 shall equal twenty-five and five-tenths percent (25.5%) of his additional supplemental transition contribution compensation; provided, however, that such Employee shall not receive an additional supplemental transition contribution for any period following the date on which he terminates employment or the date on which he reaches age 65 (whichever occurs first);

(ii) the additional supplemental transition contribution for the President of the Bank who was in office on January 1, 2004 shall equal forty-five and four-tenths percent (45.4%) of his additional supplemental transition contribution compensation; provided, however, that such Employee shall not receive an additional supplemental transition contribution for any period following the date on which he terminates employment or December 31 of the calendar year in which he reaches age 65 (whichever occurs first); and

(iii) for purposes of determining an Employee’s additional supplemental transition contribution, his additional supplemental transition contribution compensation shall equal his base pay and any bonuses earned during the applicable period (whether or not paid during the applicable period).

(7) Effective as of January 1, 2007, Section 3 of Article III of the Plan is amended to read as follows:

Section 3. Vesting of Supplemental Matching Contributions. Subject to Section 3 of Article IV, an eligible Employee will become vested and will have a nonforfeitable right to receive the amount credited to his or her Supplemental Matching Contributions Account as follows:

(a) With respect to an eligible Employee’s supplemental matching contributions as described in Section 2(a)(i) of Article III, in the same manner and to the same extent as the amount credited to the Employee’s matching contributions account under the 401(k) Plan;

(b) With respect to an eligible Employee’s supplemental nonelective contributions as described in Section 2(a)(ii) of Article III, in the same manner and to the same extent as the amount credited to the Employee’s nonelective contributions account under the 401(k) Plan; and

(c) With respect to an eligible Employee’s supplemental transition contributions as described in Section 2(a)(iii) of Article III and additional supplemental transition contributions as described in Section 2(a)(iv) of Article III, in the same manner and to the same extent as the amount credited to the Employee’s transition contributions account under the 401(k) Plan.

(8) All section numbers and cross references thereto are appropriately amended to effectuate the intention of the foregoing amendments.

Dated at Waterbury, Connecticut the            day of      , 20 .

ATTEST:	WEBSTER BANK, NATIONAL ASSOCIATION

By

Its Secretary	Title: